                                                                   Exhibit 10.62

                                   EXHIBIT A

                    GLIMCHER PROPERTIES LIMITED PARTNERSHIP
               SCHEDULE OF OP UNIT HOLDERS AS OF JANUARY 9, 1998



                                                                                                       PERCENTAGE
                     PARTNERS                                                OP UNITS                   INTEREST
                     --------                                                --------                   --------
                 GENERAL PARTNER:
          Glimcher Properties Corporation                                     209,186                    0.7850%
                 LIMITED PARTNERS:
               Glimcher Realty Trust                                       23,460,774                   88.0403%
                 Herbert Glimcher                                             958,230                    3.5959%
                 David J. Glimcher                                            599,582                    2.2500%
                 Michael Glimcher                                             157,189                    0.5899%
                  Ellen Glimcher                                               48,162                    0.1807%
                  Robert Glimcher                                             261,305                    0.9806%
                  Diane Glimcher                                              120,404                    0.4518%
             David J. Glimcher Company                                          3,582                    0.0134%
               Ellen Glimcher Trust                                           102,683                    0.3853%
              Michael Glimcher Trust                                          102,683                    0.3853%
                   Fred Zantello                                               95,406                    0.3580%
                  A. Kirk Hinman                                                7,134                    0.0268%
                 William R. Husted                                             16,088                    0.0604%
                Douglas W. Campbell                                             7,988                    0.0300%
                    John Hicks                                                  5,565                    0.0209%
                  Gary B. Gitlitz                                               2,954                    0.0111%
               Amy J. Michalkiewicz                                               935                    0.0035%
                   Richard Smith                                                2,671                    0.0100%
                  George Harmanis                                                 460                    0.0017%
                   Sally Dunker                                                   153                    0.0006%
                   Douglas Leeds                                                  460                    0.0017%
                  Gerald Swedlow                                               21,200                    0.0796%
                   Scott Farrell                                                4,447                    0.0167%
                  Walter Samuels                                               83,260                    0.3124%
                  George Schmidt                                                1,000                    0.0038%
                  William Cornely                                                 300                    0.0011%
                 Kathleen G. Benua                           *                 32,135                    0.1206%
                 Thomas L. Kaplin                            *                 12,938                    0.0486%
                 Shirley Voorhees                            *                  8,034                    0.0301%
                    Lee H. Hess                              *                  5,759                    0.0216%
           Fairway Boulevard II, Limited                     *                 70,674                    0.2652%
                   Wango Limited                             *                 35,349                    0.1327%
              WSS Limited Partnership                        *                 17,617                    0.0661%
           Williams-Fair Investment Co.                      *                 25,662                    0.0963%
 George W. and Linda R. Wallingford Company, Ltd.            *                 89,207                    0.3348%
              KEW Investment Company                         *                 76,582                    0.2874%
                                                                       -----------------------------------------
         Total Operating Partnership Units                                 26,647,758                  100.0000%
                                                                       =========================================

    * Received OP units for contribution of land on January 9,1998.